UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Koss Corporation

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KOSS CORPORATION
4129 North Port Washington Avenue
Milwaukee, Wisconsin 53212

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on

OCTOBER 28, 2004

     We hereby notify you that we will hold the annual meeting of stockholders of Koss Corporation at the Milwaukee River Hilton Hotel at 4700 North Port Washington Avenue, Milwaukee, Wisconsin, on Thursday, October 28, 2004, at 9:00 a.m. At the annual meeting, we will consider and act on the following proposals:

1.	The election of six (6) directors;

2.	The ratification of the appointment of Grant Thornton LLP, as the independent accountants of the Company for the fiscal year ending June 30, 2005; and

3.	Such other business as may properly be brought before the annual meeting.

     Only stockholders of record at the close of business on September 22, 2004, will be entitled to notice of and to vote at the annual meeting. Information regarding the matters to be considered and voted upon at the annual meeting is set forth in the Proxy Statement accompanying this notice.

     You are cordially invited to attend our annual meeting in person, if possible. In order to assist us in preparing for our annual meeting, we urge you to promptly sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage. If you attend our annual meeting, you may vote your shares in person even if you previously submitted a proxy.

By Order of the Board of Directors

/s/ Sujata Sachdeva

Sujata Sachdeva, Secretary

Milwaukee, Wisconsin
October 7, 2004

KOSS CORPORATION

PROXY STATEMENT

2004 ANNUAL MEETING OF STOCKHOLDERS

OCTOBER 28, 2004

INTRODUCTION

     THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF KOSS CORPORATION (the “Company”) for use at the Company’s 2004 Annual Meeting of Stockholders (the “Meeting”) and any adjournment thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

     Date, Time, and Location. The Meeting will be held at the Milwaukee River Hilton Hotel, 4700 North Port Washington Avenue, Milwaukee, Wisconsin 53212, on Thursday, October 28, 2004, at 9:00 a.m. local time.

     Purposes of the Meeting. The Company is soliciting the stockholders’ proxies. At the Meeting, stockholders will consider and vote upon the following: (i) the election of six (6) directors for one-year terms; (ii) a proposal to ratify the appointment of Grant Thornton LLP (“Grant Thornton”), as the independent accountants for the fiscal year ending June 30, 2005; and (iii) such other business as may properly be brought before the Meeting.

     Proxy Solicitation. The cost of soliciting proxies will be borne by the Company. Proxies will be solicited primarily by mail and may be made by directors, officers, and employees personally or by telephone. The Company will reimburse brokerage firms, custodians, and nominees for their out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners. Proxy Statements and proxies will be mailed to stockholders on approximately October 7, 2004.

     Quorum and Voting Information. Only stockholders of record of the Company’s $.005 par value common stock (the “Common Stock”) at the close of business on September 22, 2004 (the “Record Date”) are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding 3,696,525 shares of Common Stock. Accordingly, as of the Record Date, there were 3,696,525 shares of Common Stock entitled to one vote per share. A quorum of stockholders is necessary to take action at the Meeting. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting. The inspector of elections will determine whether or not a quorum is present at the Meeting. The inspector of elections will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum. If a broker indicates on the proxy that it does not have discretionary authority to vote certain shares of Common Stock on a particular matter (a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter (although those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

     The six nominees receiving the greatest number of votes cast in person or by proxy at the Meeting will be elected directors of the Company. The vote required to ratify the appointment of Grant Thornton as independent accountants for the year ending June 30, 2005, and to approve any other matter to be presented to the Meeting, is the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting. Abstentions and broker non-votes will have no effect on the election of directors and will have the same effect as votes “against” ratification of Grant Thornton as the Company’s accountants for the year ending June 30, 2005.

     Proxies and Revocation of Proxies. A proxy in the accompanying form that is properly executed, duly returned to the Company, and not revoked, will be voted in accordance with instructions contained therein. In the event that any matter not described in this Proxy Statement properly comes before the Meeting, the accompanying form of proxy authorizes the persons appointed as proxies thereby (the “Proxyholders”) to vote on such matter in their sole discretion. At the present time, the Company knows of no other matters that are to come before the Meeting. See “ITEM 3. TRANSACTION OF OTHER BUSINESS.” If no instructions are given with respect to any particular matter to be acted upon, a proxy will be voted “FOR” the election of all nominees for director named in this Proxy Statement, and “FOR” the ratification of Grant Thornton as the Company’s independent accountants for the year ending June 30, 2005. If matters other than those mentioned in this Proxy Statement properly come before the Meeting, a proxy will be voted in accordance with the best judgment of a majority of the Proxyholders named therein.

     Each such proxy granted may be revoked at any time before it is voted by filing with the Secretary of the Company a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

     Annual Report. The Company’s Annual Report to Stockholders, which includes the Company’s Form 10-K and its audited financial statements for the year ended June 30, 2004, although not a part of this Proxy Statement, is delivered herewith.

ITEM 1. ELECTION OF DIRECTORS
ITEM 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
ITEM 3. TRANSACTION OF OTHER BUSINESS
APPENDIX A

ITEM 1. ELECTION OF DIRECTORS

     The By-Laws of the Company provide that the number of Directors on the Board will be no fewer than six and no greater than twelve. Given the varied experience of the current nominees and their contribution to the governing of the Company, the current size of the Board has been determined to be advantageous for both the Company and its stockholders. Shares cannot be voted for a greater number of persons than six vacant positions. Each director so elected will serve until the next Annual Meeting of Stockholders and until the director’s successor is duly elected, or until his prior death, resignation, or removal.

Information as to Nominees

     The following identifies the nominees for the six director positions and provides information as to their business experience for the past five years. Each nominee is presently a director of the Company:

John C. Koss, 74, has served continuously as Chairman of the Board of the Company or its predecessors since 1958. Previously, he served as Chief Executive Officer from 1958 until 1991. He is the father of Michael J. Koss (the Company’s Vice Chairman, President, Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer, and a nominee for director of the Company), and the father of John Koss, Jr. (the Company’s Vice President - Sales).

Thomas L. Doerr, 60, has been a director of the Company since 1987. In 1972, Mr. Doerr co-founded Leeson Electric Corporation and served as its President and Chief Executive Officer until 1982. The company manufactures industrial electric motors. In 1983, Mr. Doerr incorporated Doerr Corporation as a holding company for the purpose of acquiring established companies involved in distributing products to industrial and commercial markets. Currently, Mr. Doerr serves as President of Doerr Corporation.

Michael J. Koss, 50, has held various positions at the Company since 1976, and has been a director of the Company since 1985. He was elected President, Chief Operating Officer, and Chief Financial Officer of the Company in 1987, Chief Executive Officer in 1991, and Vice-Chairman in 1998. He is the son of John C. Koss (the Company’s Chairman of the Board) and the brother of John Koss, Jr. (the Company’s Vice President – Sales). Michael J. Koss is also a director of Strattec Security Corporation.

Lawrence S. Mattson, 72, has been a director of the Company since 1978. Mr. Mattson is the retired President of Oster Company, a division of Sunbeam Corporation, which manufactures and sells portable household appliances.

Martin F. Stein, 67, Mr. Stein has been a director of the Company since 1987. He is the former Chairman of Eyecare One, Inc., which includes Stein Optical and Eye Q optical centers. Prior to that, Mr. Stein was the Chairman and Chief Executive Officer of Stein Health Services. He is also a director of Northwestern Mutual Series Fund, Inc., Mason Street Series.

John J. Stollenwerk, 64, has been a director of the Company since 1986. Mr. Stollenwerk is the President and Chief Executive Officer of the Allen-Edmonds Shoe Corporation, an international manufacturer and retailer of high quality footwear. He is also a director of Allen-Edmonds Shoe Corporation, Badger Meter, Inc., U.S. Bancorp, and Northwestern Mutual Life Insurance Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL
NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

Board Committees

     The Board of Directors of the Company (the “Board”) has the following standing committees:

     Audit Committee. The Audit Committee, which is composed of Mr. Mattson, Mr. Doerr, and Mr. Stein, reviews and evaluates the effectiveness of the Company’s financial and accounting functions, including reviewing the scope and results of the audit work performed by the independent accountants and by the Company’s internal accounting staff. Each member of the Audit Committee is “independent” as defined in Nasdaq Marketplace Rule 4200. The Audit Committee met twice during the fiscal year ended June 30, 2004. The independent accountants were present at both of these meetings to discuss their audit scope and the results of their audit. For more information about the Audit Committee meetings, see the “Audit Committee Report.” The Audit Committee is governed by a written charter approved and adopted by the Board, which is attached as Appendix A to this Proxy Statement.

     Audit Committee Financial Expert. The Board has determined that Mr. Mattson is an “Audit Committee Financial Expert” as that term is defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”).

     Compensation Committee. The Compensation Committee, which is composed of Mr. Mattson, Mr. Stollenwerk, and Mr. Stein, has responsibility for reviewing and recommending adjustments for all employees whose annual salaries exceed $75,000 or who report directly to the Company’s Chief Executive Officer. Each member of the Compensation Committee is “independent” as defined in Nasdaq Marketplace Rule 4200. The Compensation Committee met once during the fiscal year ended June 30, 2004. For more information about the Compensation Committee meetings, see the “Compensation Committee Report on Executive Compensation.” The Company’s 1990 Flexible Incentive Plan (the “Plan”) is administered by the Compensation Committee. Subject to the express provisions of the Plan, the Committee has complete authority to (i) determine when and to whom benefits are granted; (ii) determine the terms and provisions of benefits granted; (iii) interpret the Plan; (iv) prescribe, amend and rescind rules and regulations relating to the Plan; (v) accelerate, purchase, adjust or remove restrictions from benefits; and (vi) take any other action which it considers necessary or appropriate for the administration of the Plan.

     Nominating Committee. The Board has no nominating committee because 76.52% of the outstanding Common Stock is owned or beneficially owned by the Koss family (John C. Koss, Michael J. Koss, and John Koss, Jr.). However, Mr. Doerr, Mr. Mattson, Mr. Stollenwerk, and Mr. Stein (the “Independent Directors”) oversee the director nomination process and have the responsibility for identifying and evaluating potential candidates and recommending candidates to the Board for nomination. Each of the Independent Directors is “independent” as defined in Nasdaq Marketplace Rule 4200. Candidates will be evaluated by the Independent Directors on the basis of outstanding achievement in their professional careers, broad experience, wisdom, personal and professional integrity, and their experience with and understanding of the business environment. With respect to minimum qualifications of candidates, the Independent Directors will consider candidates who have the experiences, skills, and characteristics necessary to gain a basic understanding of the principal operational and financial objectives and plans of the Company, the results of operations and financial condition of the Company, and the relative standing of the Company and its business segments in relation to its competitors. The Independent Directors will consider qualified director candidates recommended by stockholders if such recommendations for director are submitted in writing to the Secretary at c/o Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212, and include the following information: (i) name and address of the stockholder making the recommendation; (ii) name and address of the candidate; and (iii) pertinent biographical information about the candidate. Any recommendations must be submitted by the deadline by which a stockholder must give notice of a matter that he or she wishes to bring before the Company’s Annual Meeting as described in the Stockholder Proposals for the 2005 Annual Meeting section of this Proxy Statement. Because there is no nominating committee, there is no charter for such committee.

Attendance at Board and Committee Meetings.

     During the fiscal year ended June 30, 2004, the Board held four meetings. Every incumbent director attended 75% or more of the total of (i) all meetings of the Board, plus (ii) all meetings of the committees on which they served during their respective terms of office.

Attendance at Annual Meetings.

     Mr. John C. Koss, Mr. Michael J. Koss, Mr. Doerr, and Mr. Stein attended last year’s annual meeting held on September 23, 2003. The Company has no formal written policy regarding attendance at Annual Meetings of the Company, but strongly encourages all directors to make attendance at all annual meetings a priority.

Independence of the Board.

     The Board is currently composed of Mr. John C. Koss, Mr. Michael J. Koss, Mr. Doerr, Mr. Mattson, Mr. Stein, and Mr. Stollenwerk, each of whom, other than Mr. John C. Koss and Mr. Michael J. Koss, is “independent” as such term is defined in Nasdaq Marketplace Rule 4200. The independent directors constitute a majority of the Board, as required under Nasdaq Marketplace Rule 4350(c).

Communications with the Board.

     Stockholders may communicate with the Board, individually or as a group, by sending written communications to them at Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212. Stockholders may also communicate with members of the Board by telephone (414) 964-5000 or facsimile (414) 964-8615.

Code of Ethics

     The Board approved and adopted a Code of Ethics for the Company’s directors, officers, and employees, which is attached as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004.

Executive Officers

     Information is provided below with respect to the executive officers of the Company. Each executive officer is elected annually by the Board of Directors and serves for one year or until his or her successor is appointed.

			Current Position
Name	Age	Positions Held	Held Since
Michael J. Koss	50	President, Chief Operating Officer, Chief	1987
		Financial Officer, Chief Executive Officer
			(Chief Executive Officer since 1991)
John Koss, Jr.	47	Vice President – Sales	1988

Sujata Sachdeva	40	Vice President – Finance, Secretary	1992

Lenore E. Lillie	43	Vice President – Operations	1998

Beneficial Ownership of Company Securities

     Security Ownership by Nominees and Management. The following table sets forth, as of August 2, 2004, the number of shares of Common Stock “beneficially owned” (as defined under applicable regulations of the SEC), and the percentage of such shares to the total number of shares outstanding, for all nominees, for each executive officer named in the Summary Compensation Table (see “Executive Compensation and Related Matters – Summary Compensation Table”), for all directors and executive officers as a group, and for each person and each group of persons who, to the knowledge of the Company as of June 30, 2004, were the beneficial owners of more than 5% of the outstanding shares of Common Stock.

	Number of	Percent of
	Shares	Outstanding
	Beneficially	Common
Name and Business Address (1)	Owned (2)	Stock (3)
John C. Koss (4)	1,529,836	40.58%
Michael J. Koss (5)	1,035,910	27.48%
John Koss, Jr. (6)	318,961	8.46%
Thomas L. Doerr	0	*
Lawrence S. Mattson	0	*
Martin F. Stein	9,000	*
John J. Stollenwerk	10,387	*
Sujata Sachdeva (7)	26,939	*
Lenore E. Lillie (8)	41,461	*
All directors and executive Officers as a group (9 persons) (9)	2,972,494	78.85%
Koss Family Voting Trust, John C. Koss, Trustee (10)	1,217,000	32.28%
Koss Employee Stock Ownership Trust (“KESOT”) (11)	406,455	10.78%
Dimensional Fund Advisors (12)	131,500	3.49%

(*)	denotes beneficial ownership of less than 1%.

(1)	Unless otherwise noted, the business address of all persons named in the above table is c/o Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, WI 53212.

(2)	Unless otherwise noted, amounts indicated reflect shares as to which the beneficial owner possesses sole voting and dispositive powers. Also included are shares subject to stock options if such options are exercisable within 60 days of August 2, 2004.

(3)	All percentages shown in the above table are based on 3,769,775 shares outstanding and entitled to vote on August 2, 2004, plus (for Michael J. Koss, John C. Koss, Jr., Ms. Sachdeva and Ms. Lillie, and for all directors and executive officers as a group) the number of options exercisable within 60 days of August 2, 2004. The percentage calculation assumes, for each individual owning options and for directors and executive officers as a group, the exercise of that number of stock options that are exercisable within 60 days of August 2, 2004.

(4)	Includes the following shares which are deemed to be “beneficially owned” by John C. Koss: (i) 76,497 shares owned directly or by his spouse; (ii) 111,034 shares as a result of his position as an officer of the Koss Foundation; (iii) 1,217,000 shares as a result of his position as trustee of the Koss Family Voting Trust; (iv) 124,300 shares as a result of his position as co-trustee of the John C. and Nancy Koss Revocable Trust; and (v) 1,005 shares by reason of the allocation of those shares to his account under the Koss Employee Stock Ownership Trust (“KESOT”) and his ability to vote such shares pursuant to the terms of the KESOT – see “Executive Compensation and Related Matters – Other Compensation Arrangements – Employee Stock Ownership Plan and Trust.”

(5)	Includes the following shares which are deemed to be “beneficially owned” by Michael J. Koss: (i) 499,455 shares owned directly or by reason of family relationships; (ii) 60,727 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares;

(iii) 130,000 shares with respect to which he holds options which are exercisable within 60 days of August 2, 2004; and (iv) 406,455 shares which are held by the KESOT (see Note (9), below). The 59,346 shares allocated to Michael J. Koss’ KESOT account, over which he holds voting power, are included within the aforementioned 406,455 shares but are counted only once in his individual total.

(6)	Includes the following shares which are deemed to be “beneficially owned” by John Koss, Jr.: (i) 185,014 shares owned directly or by reason of family relationships; (ii) 90,000 shares with respect to which he holds options which are exercisable within 60 days of August 2, 2004; and (iii) 43,947 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares.

(7)	Includes the following shares which are deemed to be “beneficially owned” by Sujata Sachdeva: (i) 20,000 shares with respect to which she holds options which are exercisable within 60 days of August 2, 2004; and (ii) 6,939 shares by reason of the allocation of those shares to her account under the KESOT and her ability to vote such shares.

(8)	Includes the following shares which are deemed to be “beneficially owned” by Lenore E. Lillie: (i) 12,500 shares owned directly; (ii) 15,000 shares with respect to which she holds options which are exercisable within 60 days of August 2, 2004; and (iii) 13,961 shares by reason of the allocation of those shares to her account under the KESOT and her ability to vote such shares.

(9)	This group includes 10 people, all of who are listed on the accompanying table. To avoid double-counting: (i) the 406,455 total shares held by the KESOT and deemed to be beneficially owned by Michael J. Koss as a result of his position as a KESOT Trustee (see Note (5), above) include shares allocated to the KESOT accounts of John C. Koss, Michael J. Koss, John Koss, Jr., Ms. Sachdeva and Ms. Lillie in the above table but are included only once in the total; and (ii) the 1,217,000 shares deemed to be beneficially owned by John C. Koss as a result of his position as trustee of the Koss Family Voting Trust (see Note (4), above) are included in his individual total share ownership and are included only once in the total.

(10)	The Koss Family Voting Trust was established by John C. Koss. The sole Trustee is John C. Koss. The term of the Koss Family Voting Trust is indefinite. Under the Trust Agreement, John C. Koss, as Trustee, holds full voting and dispositive power over the shares held by the Koss Family Voting Trust. All of the 1,217,000 shares held by the Koss Family Voting Trust are included in the number of shares shown as beneficially owned by John C. Koss (see Note (4), above).

(11)	The KESOT holds 406,455 shares. Authority to vote these shares is vested in KESOT participants to the extent shares have been allocated to individual KESOT accounts. All 406,455 of these KESOT shares are also included in the number of shares shown as beneficially owned by Michael J. Koss (see Note (5), above). Michael J. Koss and Cheryl Mike (the Company’s Director of Human Resources) serve as Trustees of the KESOT and, as such, they share dispositive power with respect to (and are therefore each deemed under applicable SEC rules to beneficially own) all 406,455 KESOT shares.

(12)	1299 Ocean Ave., 11th Floor, Santa Monica, CA 90401. The share ownership reported by Dimensional Fund Advisors is based on the most recently available public information obtained by the Company.

Executive Compensation and Related Matters

     Summary Compensation Table. The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended June 30, 2004, 2003, and 2002 for (i) the Chief Executive Officer (“CEO”) of the Company, and (ii) each of the other four executive officers of the Company (determined as of the end of the last fiscal year) whose total annual salary and bonus exceeded $100,000 (collectively, including the CEO, the “Named Executive Officers”).

Summary Compensation Table

					Long-Term
					Compensation (1)
		Annual Compensation			Awards
						Securities
				Other Annual		Underlying	All Other
	Fiscal Year			Compen-	Restricted	Options/	Compen-
Name and Principal	Ended	Salary	Bonus	sation (2)	Stock Awards	SARs(3)	sation(4)
Position	June 30	($)	($)	($)	($)	(#)	($)
John C. Koss	2004	$150,000	$259,153	$0	$0	0	$32,393
Chairman of the	2003	150,000	209,482	0	0	0	37,127
Board	2002	150,000	232,049	0	0	0	34,712
Michael J. Koss	2004	$230,000	$362,814	$0	$0	80,000	$40,468
Chief Executive	2003	210,000	293,275	1,057,250	0	60,000	50,798
Officer	2002	195,000	324,869	289,500	0	60,000	48,277
John Koss, Jr.	2004	$157,690	$93,771	$679,250	$0	50,000	$24,950
Vice President –	2003	153,000	35,422	222,675	0	40,000	30,730
Sales	2002	145,000	43,264	141,600	0	40,000	31,185
Sujata Sachdeva	2004	$100,000	$44,135	$0	$0	20,000	$11,714
Vice President –	2003	100,000	20,432	49,750	0	20,000	17,683
Finance	2002	90,503	21,291	81,738	0	10,000	14,566
Lenore E. Lillie	2004	$98,000	$23,651	$38,437	$0	20,000	$8,285
Vice President -	2003	95,091	19,430	44,750	0	10,000	22,926
Operations	2002	90,563	21,291	118,200	0	10,000	14,918

(1)	The above table omits information concerning Long Term Incentive Plans (“LTIPs”) (plans, other than restricted stock, stock option, or SAR plans, which provide for the payment of incentive compensation for performance expected to occur over more than one fiscal year), because the Company has no LTIPs.

(2)	This column consists of the value realized upon the exercise of stock options for the fiscal years indicated. For more information, see “Aggregate Stock Option Exercises During the Fiscal Year.” In all cases, the value of perquisites and other benefits in any fiscal year did not exceed the lesser of $50,000 or 10% of the total salary and bonus reported and, under applicable SEC compensation disclosure rules, are not required to be included in this column.

(3)	This column consists of Incentive Stock Options granted to executive officers for the fiscal years indicated. For additional information, see “Stock Options Granted During Fiscal Year” and “Other Compensation Arrangements – Stock Option Plans.”

(4)	“All Other Compensation” consists of the following: (i) Company matching contributions under the Company’s 401(k) Plan for the accounts of John C. Koss ($7,500 in 2004, $7,500 in 2003, $7,866 in 2002), Michael J. Koss ($10,498 in 2004, $15,750 in 2003, $11,000 in 2002), John Koss Jr. ($12,466 in 2004, $11,193 in 2003, $11,103 in 2002), Ms. Sachdeva ($11,047 in 2004, $12,712 in 2003, $10,259 in 2002), Ms. Lillie ($6,269 in 2004, $17,416 in 2003, $10,606 in 2002); (ii) Company contributions to the KESOT for the accounts of John C. Koss ($0 in 2004, $4,849 in 2003, $5,868 in 2002), Michael J. Koss ($0 in 2004, $6,680 in 2003, $5,868 in 2002), John Koss Jr. ($0 in 2004, $2,208 in 2003, $5,868 in 2002), Ms. Sachdeva ($0 in 2004, $1,686 in 2003, $4,062 in 2002), Ms. Lillie ($0 in 2004, $1,621 in 2003, $3,937 in 2002); (iii) premiums paid by the Company for life insurance for John C. Koss $9,140 in 2004, $9,008 in 2003, $7,808 in 2002), Michael J. Koss ($12,109 in 2004, $14,115 in 2003, $18,155 in 2002), John Koss Jr. ($3,587 in 2004, $9,536 in 2003, $6,060 in 2002), Ms. Sachdeva ($667 in 2004, $3,285 in 2003, $245 in 2002), Ms. Lillie ($2,016 in 2004, $3,889 in 2003, $375 in 2002); and (iv) car lease payments paid by the Company for John C. Koss ($15,753 in 2004, $15,770 in 2003, $13,170 in 2002), Michael J. Koss ($17,861 in 2004, $14,253 in 2003, $13,254 in 2002) and John Koss Jr. ($8,897 in 2004, $7,793 in 2003, $8,154 in 2002).

     Stock Options Granted During Fiscal Year. The following table provides certain information concerning stock options granted to Named Executive Officers during the fiscal year ended June 30, 2004.

		Individual Grants
	Securities Underlying Options/ SARs Granted	Percent of Total Options/ SARs Granted to Employees in Fiscal Year	Exercise or Base Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
Name	(#)	(2)	($ per share)	Date	0% (3)	5%	10%
John C. Koss	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Michael J. Koss	80,000	32%	$24.11	April 30, 2009	$(168,000.00)	$318,491.43	$906,986.01
John Koss, Jr.	50,000	20%	$24.11	April 30, 2009	$(105,000.00)	$199,057.15	$566,866.26
Sujata Sachdeva	20,000	8%	$22.01	April 30, 2014	—	$276,839.14	$701,565.23
Lenore E. Lillie	20,000	8%	$22.01	April 30, 2014	—	$276,839.14	$701,565.23

(1)	These assumed values result from using certain rates of stock price appreciation prescribed under SEC rules and are not intended to forecast possible future appreciation in the Company’s Common Stock. The actual value of these option grants is dependent on future performance of the Common Stock and overall stock market conditions. There is no assurance that the values reflected in this table will be achieved.

(2)	The percentages set forth in this table are based on 250,000 total stock option shares granted for the fiscal year ended June 30, 2004.

(3)	The exercise price for Michael J. Koss and John Koss, Jr. is equal to 110% of the closing price on the date of grant.

     Aggregate Stock Option Exercises During the Fiscal Year. The following table provides certain information about stock options exercised by the Named Executive Officers during the fiscal year ended June 30, 2004 and held by the Named Executive Officers on June 30, 2004.

			Number of Securities Underlying		Value of Unexercised In-the-Money
			Unexercised Options/SARs at Fiscal		Options/SARS at Fiscal Year End (1)
			Year End		(dollars)
Name	Shares Acquired on Exercise (#)	Value Realized (dollars)	Exercisable	Unexercisable	Exercisable	Unexercisable
John C. Koss	n/a	n/a	n/a	n/a	n/a	n/a
Michael J. Koss	n/a	n/a	130,000	170,000	$804,750	$289,650
John Koss, Jr.	50,000	679,250	90,000	110,000	582,200	193,100
Sujata Sachdeva	n/a	n/a	20,000	42,500	116,975	112,838
Lenore E. Lillie	2,500	38,437	15,000	35,000	67,613	72,638

(1)	Based on the $21.11 per share market value of the Common Stock on June 30, 2004, determined with reference to the closing price of the Common Stock on that date as reported on The Nasdaq Stock Market. Options are “in-the-money” if the fair market value of the Common Stock on June 30, 2004 exceeded the exercise price.

     Equity Compensation Plan Information. The table set forth below provides certain information with respect to the Company’s equity compensation plans as of the end of the most recently completed fiscal year (June 30, 2004) under which equity securities of the Company are authorized for issuance.

Equity Compensation Plan Information Table

Number of securities remaining
	Number of securities to	Weighted-average	available for future issuance
	be issued upon exercise	exercise price of	under equity compensation
	of outstanding options,	outstanding options,	plans (excluding securities
	warrants and rights	warrants and rights	reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	840,000	$17.88	582,884
Equity compensation plans not approved by security holders	Not applicable	Not applicable	Not applicable
Total	840,000	$17.88	582,884

     Director Compensation. Directors who are not also employees of the Company receive an annual retainer of $6,000, plus $1,500 per director for each meeting, $500 per director for each committee meeting, $250 per quarter for quarters 1-3 for Audit Committee Chair to review statements with the Audit partner, and $250 per year for other Committee Chairs for service for each remaining committee.

     Other Compensation Arrangements. The Company has certain other compensation plans and arrangements which are available to the CEO and certain of the Named Executive Officers including the following:

•	Supplemental Medical Care Reimbursement Plan. Each officer of the Company is covered by a medical care reimbursement plan for all medical expenses incurred that are not covered under group health insurance up to an annual maximum of 10% of salary. Amounts reimbursed under this Plan are included under the column headed “All Other Compensation” in the summary compensation table.

•	Employee Stock Ownership Plan and Trust. In December 1975, the Company adopted the KESOT, which is a form of employee benefit plan designed to invest primarily in employer securities. The KESOT is qualified under Section 401(a) of the Internal Revenue Code. All full-time employees with at least six months’ uninterrupted service with the Company are eligible to participate in the KESOT. Contributions to the KESOT are allocated to the accounts of participants in proportion to the ratio that a participant’s compensation bears to total compensation of all participants. Accounts are adjusted each year to reflect the investment experience of the trust and forfeitures from accounts of non-vested terminated participants. All unallocated shares will be voted by the KESOT Trustees as directed by the KESOT Committee. Michael J. Koss and Cheryl Mike currently serve as KESOT Trustees and as the members of the KESOT Committee. Voting rights for all allocated shares are passed through to the participant for whose account such shares are allocated, and must be voted by the Trustees in accordance with the participants’ direction. As of August 2, 2004 the KESOT held 406,455 shares of Common Stock (approximately 10.78% of the total number of shares outstanding).

•	Retirement Agreement. John C. Koss is eligible to receive his current base salary of $150,000 for the remainder of his life, whether he becomes disabled or not. John C. Koss is over 70 years old and will be entitled to receive this benefit upon his retirement from the Company. The Company has a deferred compensation liability of $520,000 recorded as of June 30, 2004 and $631,855 as of June 30, 2003 for this arrangement.

•	Stock Option Plans. In 1990, the Board of Directors created, and the stockholders approved, a Flexible Incentive Plan (the “Plan”). This Plan is administered by the Compensation Committee and vests the Compensation Committee with discretionary powers to choose from a variety of incentive compensation alternatives to make annual stock-based awards to officers, key employees, and other members of the Company’s management team.

•	Supplemental Executive Retirement Plan. The Board of Directors has by resolution entered into a Supplemental Executive Retirement Plan with Michael J. Koss which calls for Michael J. Koss to receive annual cash compensation following his retirement from the Company (“Retirement Payments”) in an amount equal to 2% of the base salary of Michael J. Koss, multiplied by his number of years of service to the Company (for example, if Michael J. Koss had worked 25 years, then he would be entitled to receive 50% of base salary). The base salary shall be calculated using the average base salary of Michael J. Koss during the three years preceding his retirement. The Retirement Payments are to be paid to Michael J. Koss monthly until his death, and after his death shall continue to be paid monthly to his surviving spouse until her death. The Company has a deferred compensation liability of $465,265 recorded as of June 30, 2004 and $382,312 as of June 30, 2003 for this arrangement.

•	Profit Sharing Plan. Every quarter of each fiscal year, the Company sets aside a percentage of any operating profits and distributes it to all employees (except John C. Koss, Michael J. Koss, and John Koss, Jr.) based on their hourly rate of pay. All full-time Koss employees (except John C. Koss, Michael J. Koss, and John Koss, Jr.) are eligible for profit sharing if they have been employed for the complete fiscal quarter. Deductions are made from profit sharing for each absence (paid sick days and unpaid days) based on the number of hours of time lost.

Audit Committee Report

     The Audit Committee of the Board of Directors (the “Audit Committee”) is composed of three non-employee directors. The members of the Committee are Mr. Mattson, Mr. Doerr, and Mr. Stein. Each member of the Audit Committee is “independent” as defined in Nasdaq Marketplace Rule 4200. The Audit Committee held two meetings during its fiscal year 2004.

     The responsibilities of the Audit Committee are set forth in its Charter, which is reviewed and amended periodically, as appropriate. Generally, the Audit Committee reviews and monitors the Company’s financial reporting process on behalf of the Board of Directors. In fulfilling its responsibility, the Audit Committee recommends to the full Board of Directors the selection of the Company’s independent auditors. The Audit Committee discusses with the independent accountants the overall scope and specific plans for their respective audits. The Audit Committee also discusses the Company’s consolidated financial statements, the effectiveness and adequacy of the Company’s internal controls, and contingencies. The Audit Committee meets twice a year with the Company’s independent accountants to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

     Specifically, the Audit Committee has:

(i) reviewed and discussed the Company’s audited financial statements for the fiscal year ended June 30, 2004 with the Company’s management;

(ii) discussed with Grant Thornton LLP (“Grant Thornton”), the Company’s independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards);

(iii) received the written disclosures and the letter from Grant Thornton, the Company’s independent accountants, required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees);

(iv) discussed with Grant Thornton, the Company’s independent accountants, the independent accountants’ independence; and

(v) recommended the selection of Grant Thornton to serve as the Company’s independent auditors.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004 for filing with the SEC.

AUDIT COMMITTEE
Lawrence S. Mattson
Thomas L. Doerr
Martin F. Stein

THE REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER, THE “ACTS”), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

Compensation Committee Report on Executive Compensation

Under SEC rules, the Company is required to provide certain information concerning compensation provided to the Company’s Chief Executive Officer and the Named Executive Officers. The disclosure requirements for these individuals include the use of tables and a report of the committee responsible for compensation decisions for these individuals, explaining the rationale and considerations that led to those compensation decisions. Therefore, the Compensation Committee of the Board of Directors has prepared the following report for inclusion in this Proxy Statement:

     The Compensation Committee of the Board of Directors (the “Compensation Committee”) is composed of Mr. Stollenwerk, Mr. Mattson, and Mr. Stein. The Compensation Committee is responsible for the review of all employee salaries in excess of $75,000 or who report directly to the Company’s Chief Executive Officer. The Compensation Committee also reviews all bonus, commission and stock option programs. The Compensation Committee meets as a group each spring and reviews its report with the full Board prior to the end of the fiscal year. This system enables management to plan the following year more appropriately.

     The Company employs a compensation program linked to company-wide performance and individual achievement. All executive officers are reviewed twice each year. Raises in base salaries are made in July when necessary or when promotions are announced. In addition, the Company has a Flexible Incentive Plan, an Employee Stock Ownership Plan and Trust, a 401(k) Plan, and a Profit Sharing Plan. The Company also has a cafeteria benefits plan to provide flexibility to employees to choose their own health care and associated benefits package from an array of offerings. The Company shares the cost of medical insurance with its employees.

     The Company’s executive officers are paid base salaries commensurate with their responsibilities, after comparison with base salaries of executive officers of other light assembly or manufacturing companies taken from data in an annual national survey.

     Executive officers are also eligible for annual bonuses based upon individual performance and overall Company performance and profitability. Factors relevant to determining such bonuses include attainment of corporate revenue and earnings goals and the development of new accounts. The Company’s Chairman is eligible to receive a bonus calculated as a percentage of the Company’s earnings before interest and taxes. The Company’s Vice President-Sales is entitled to receive a bonus based upon increases in sales over the prior year, and a bonus for obtaining new accounts from a predetermined list of potential new accounts and for adding new product lines to current accounts. The Company’s Vice President - Europe is entitled to receive a bonus based upon the Company’s sales in export markets.

     The Compensation Committee annually reviews and determines the compensation of Michael J. Koss, President and Chief Executive Officer. Michael J. Koss’s salary is based on his experience, responsibilities, historical salary levels for himself and other executive officers of the Company, and the salaries of Chief Executive Officers of other light assembly or manufacturing companies. Michael J. Koss is also eligible to receive a bonus calculated as a percentage of the Company’s earnings before interest and taxes. He also participates in the Company’s Flexible Incentive Stock Option Plan.

COMPENSATION COMMITTEE
Martin Stein
Lawrence S. Mattson
John J. Stollenwerk

THE REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER, THE “ACTS”), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

Stock Price Performance Information

     The graph and table below set forth information comparing the yearly cumulative total return on the Company’s Common Stock over the past five years with the yearly cumulative total return on (i) stocks included in The Nasdaq Stock Market (US Companies) Index, and (ii) a group of peer companies (the “Peer Group”). The Peer Group consists of Boston Acoustics, Inc., Digital Video Systems, Inc., and Phoenix Gold International, Inc., companies which the Company believes are similar in terms of market capitalization and business lines. For purposes of the graph and table, it is assumed that on July 1, 1999, $100 was invested in the stock of each of (i) the Company, (ii) the companies on The Nasdaq Stock Market (US Companies) Index, and (iii) the companies in the Peer Group (the return for the investment in the stock of each company in the Peer Group is weighted according to the stock market capitalization of each company as adjusted at the beginning of each fiscal year indicated on the table). The graph and table also assume that all dividends paid were reinvested in the stock of the issuing companies. The stock price performance information shown in the graph and table below should not be considered indicative of future performance.

	1999	2000	2001	2002	2003	2004
KOSS CORPORATION	100.00	130.93	257.73	302.01	343.97	402.02
PEER GROUP INDEX	100.00	73.39	67.44	76.05	55.90	64.31
NASDAQ MARKET INDEX	100.00	150.14	83.33	56.52	62.85	79.93

ASSUMES $100 INVESTED ON JULY 1, 1999
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING JUNE 30, 2004

Related Transactions

     Building Lease. The Company leases its main plant and offices in Milwaukee, Wisconsin from its Chairman, John C. Koss. On May 28, 2003, the lease was renewed for a period of five years, and is being accounted for as an operating lease. The lease extension maintained the rent at a fixed rate of $380,000 per year. At anytime during this period the Company has the option to renew the lease for an additional five years for the period commencing July 1, 2008 and ending June 30, 2013 under the same terms and conditions. The Company believes that the lease is on terms no less favorable to the Company than those that could be obtained from an independent party. The Company is responsible for all property maintenance, insurance, taxes and other normal expenses related to ownership.

     Stock Repurchases. The Company has previously announced its intention to repurchase shares of Common Stock in the open market or in private transactions as such shares become available from time to time, because the Company believes that its stock is undervalued in the current market and that such repurchases enhance the value to stockholders. Consistent with this policy, the Company repurchased 50,654 shares during the fiscal year ended June 30, 2004. The Company believes that purchases of Common Stock enhance stockholder value and will continue from time to time to engage in such transactions either on the open market or in private transactions.

          The Company has an agreement with its Chairman to, at the request of the executor of the estate, repurchase Company common stock from his estate in the event of his death. The repurchase price is 95% of the fair market value of the common stock on the date that notice to repurchase is provided to the Company. The total number of shares to be repurchased shall be sufficient to provide proceeds which are the lesser of $2,500,000 or the amount of estate taxes and administrative expenses incurred by his estate. The Company may elect to pay the purchase price in cash or may elect to pay cash equal to 25% of the total amount due and to execute a promissory note at the prime rate of interest for the balance payable over four years. The Company maintains a $1,150,000 life insurance policy to fund a substantial portion of this obligation.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC and with The Nasdaq Stock Market reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of such reports furnished to the Company or representations that no other reports were required, the Company believes that, during the 2004 fiscal year, all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with.

ITEM 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     On March 15, 2004, the Company dismissed PricewaterhouseCoopers LLP (“PWC”) as its independent public accountants and appointed Grant Thornton LLP (“Grant Thornton”) as its new independent public accountants. The decision to dismiss PWC and to retain Grant Thornton was made by the Company’s Audit Committee. The decision to dismiss PWC did not involve a dispute with the Company over accounting policies or practices.

     During the Company’s two most recent fiscal years and through March 15, 2004, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to PWC’s satisfaction, would have caused PWC to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Board of Directors, following the recommendation of its Audit Committee, has retained Grant Thornton as independent accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2005. Grant Thornton has served the Company as its independent accountants and independent auditors since March 16, 2004. Representatives of Grant Thornton are expected to be present at the Meeting, and will have the opportunity to make a statement if they desire to do so. The Grant Thornton representatives are expected to be available to respond to appropriate questions at the Meeting.

     Although this appointment of Grant Thornton as independent accountants is not required to be submitted to a vote by stockholders, the Board believes it appropriate, as a matter of policy, to request that the stockholders ratify the appointment. If stockholder ratification (by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting) is not received, the Board will reconsider the appointment. Unless otherwise directed, the proxy will be voted in favor of the ratification of such appointment.

Fees and Services

     The following table represents fees for professional services rendered to the Company by Grant Thornton and PWC, for the fiscal years ended June 30, 2004 and 2003 respectively:

	Fiscal Year Ended
	June 30, 2004		June 30, 2003
Audit Fees	$88,397.00	(1)	$30,452.00	(3)
Audit-Related Fees	$23,520.00	(2)	$19,700.00	(3)
Tax Fees	$67,099.90	(3)	$22,832.00	(3)
All Other Fees	$21,651.00	(3)	$23,956.00	(3)
Total	$200,667.90	(4)	$96,940.00	(3)

(1)	Of this amount, $20,000.00 was attributable to Grant Thornton and $68,397.00 was attributable to PWC.

(2)	Of this amount, $3,970.00 was attributable to Grant Thornton and $19,550.00 was attributable to PWC.

(3)	This entire amount was attributable to PWC.

(4)	Of this amount, $23,970.00 was attributable to Grant Thornton and $176,697.90 was attributable to PWC.

     Audit Fees. For the fiscal years ended June 30, 2004 and 2003, the “Audit Fees” reported above were billed by Grant Thornton and PWC for professional services rendered for the audit of the Company’s annual financial statements and the review of financial statements included in the Company’s quarterly 10-Q filings, and for services normally provided by Grant Thornton and PWC in connection with statutory and regulatory filings or engagements.

     Audit-Related Fees. For the fiscal years ended June 30, 2004 and 2003, the “Audit-Related Fees” reported above were billed by Grant Thornton and PWC for assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements, but which were not reported as Audit Fees.

     Tax Fees. For the fiscal years ended June 30, 2004 and 2003, the “Tax Fees” reported above were billed by PWC for professional services rendered for tax compliance, tax advice, and tax planning.

     All Other Fees. For the fiscal years ended June 30, 2004 and 2003, the “All Other Fees” reported above were billed by PWC for professional services rendered for assistance not related to Audit Fees, Audit-Related Fees or Tax Fees.

Audit Committee Pre-Approval Policies and Procedures

     The Audit Committee has a policy requiring the pre-approval of all audit and permissible non-audit services provided by the Company’s independent auditors. Under the policy, the Audit Committee is to specifically pre-approve before the end of each fiscal year any recurring audit and audit related services to be provided during the following fiscal year. The Audit Committee also may generally pre-approve, up to a specified maximum amount, any nonrecurring audit and audit related services for the following fiscal year. All pre-approved matters must be detailed as to the particular service or category of services to be provided, whether recurring or non-recurring, and reports to the Audit Committee at its next scheduled meeting. Permissible non-audit services are to be pre-approved on a case-by-case basis. The Audit Committee may delegate its pre-approval authority to any of its members, provided that such member reports all pre-approval decisions to the Audit Committee at its next scheduled meeting. The Company’s independent auditors and members of management are required to report periodically to the Audit Committee the extent of all services provided in accordance with the pre-approval policy, including the amount of fees attributable to such services.

     In accordance with Section 10A of the Securities Exchange Act of 1934, as amended by Section 202 of the Sarbanes-Oxley Act of 2002, the Company is required to disclose the approval by the Audit Committee of the Board of non-audit services performed by the Company’s independent auditors. Non-audit services are services other than those provided in connection with an audit review of the financial statements. During the period covered by this filing, the Audit Committee approved all Audit-Related Fees, Tax Fees and All Other Fees, and the services rendered in connection with these fees, as reported in the table shown above.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” RATIFICATION OF
GRANT THORNTON AS INDEPENDENT
ACCOUNTANTS FOR THE YEAR ENDING JUNE 30, 2005.

ITEM 3. TRANSACTION OF OTHER BUSINESS

     The Board of Directors of the Company is not aware of any other matters that may come before the meeting. If any other matters are properly presented to the meeting for action, it is the intention of the persons named as proxies in the enclosed form of proxy to vote such proxies in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     There are no stockholder proposals on the agenda for the Meeting. In order to be eligible for inclusion in the Company’s proxy materials for its 2005 annual meeting, a stockholder proposal must be received by the Company no later than April 27, 2005 and must otherwise comply with the applicable rules of the SEC. To avoid controversy over when a stockholder proposal is received, stockholder proposals should be sent by certified mail, return receipt requested, and should be addressed to the Secretary of the Company.

APPENDIX A

KOSS CORPORATION

AUDIT COMMITTEE CHARTER

MISSION STATEMENT

The Audit Committee (the “Committee”) will assist the board of directors in fulfilling its oversight responsibilities. The Committee will review the financial reporting process, the system of internal control, the audit process, and the Company’s process for monitoring compliance with laws and regulations and with the Company’s code of ethics. In performing its duties, the Committee will maintain effective working relationships with the board of directors, management, and the external auditors. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership as well as the Company’s business, operations, and risks.

ORGANIZATION

•	The Committee shall be comprised of three or more directors as determined by the Board

•	All members of the Committee shall have (in accordance with the requirements of the Nasdaq Stock Market, Inc.) a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise

•	Each Committee member shall be (as required by and defined in the rules of the Nasdaq Stock Market, Inc.) an independent director, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee

•	The Committee shall meet at least two times annually, or more frequently as circumstances dictate

•	All members of the Committee, including the Chairperson of the Committee, shall be elected by the Board at the annual organization meeting of the Board

ROLES AND RESPONSIBILITIES

Internal Control

•	Review and reassess the adequacy of this Charter annually and submit it to the Board for approval

•	Evaluate whether management is communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities

•	Focus on the extent to which external auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown

•	Determine whether internal control recommendations made by external auditors have been implemented by management

FINANCIAL REPORTING

General

•	Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements

•	Ask management and the external auditors about significant risks and exposures and the plans to minimize such risks

•	Consider the independent accountants’ judgments about the quality and appropriateness of the Company’s accounting principles and estimates as applied to its financial reporting

Annual Financial Statements

•	Review the annual audited financial statements and determine whether they are complete and consistent with the information known to Committee members; assess whether the financial statements reflect appropriate accounting principles

•	Review and discuss complex and/or unusual transactions such as restructuring charges and derivative disclosures, if any

•	Review an analysis prepared by management and the external auditor regarding significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements; focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of obsolete or slow-moving inventory; bad debt; warranty; product, and environmental liability; litigation reserves; and other commitments and contingencies

•	Meet with management and the external auditors to review the financial statements and the results of the audit

•	Consider management’s handling of proposed audit adjustments identified by the external auditors

•	Review major changes to the Company’s auditing and accounting principles as suggested by the external auditor or management

•	Review the MD&A and other sections of the annual report before its release and consider whether the information is adequate and consistent with members’ knowledge about the company and its operations

INTERIM FINANCIAL STATEMENTS

•	Review and assess how management develops and summarizes quarterly financial information, the extent to which the external auditors review quarterly financial information, and that the review is performed on a pre-issuance basis

•	Consult with management and the external auditor, as appropriate, regarding matters related to the preparation of quarterly financial information

COMPLIANCE WITH LAWS AND REGULATIONS

•	Review the effectiveness of the system for monitoring compliance with laws and regulations, and the results of management’s investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities

•	Periodically obtain updates from management, general counsel, and tax director regarding compliance with applicable laws and regulations and applicable internal conflict of interest policies and procedures

•	Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements

•	Review the findings of any examinations by regulatory agencies, such as the Securities and Exchange Commission

•	Receive, investigate and retain complaints regarding accounting, internal accounting controls, and auditing matters, including concerns that employees have about questionable matters.

EXTERNAL AUDIT

•	Meet with the external auditor prior to the audit and review the external auditors’ proposed audit scope, staffing and approach

•	Review any significant changes required in the external auditors’ audit plans and any difficulties or disputes with management encountered during the course of the audit

•	Review the performance of the external auditors and recommend to the Board of Directors the appointment or discharge of the external auditors, who are ultimately accountable to the Board and the Committee

•	Receive formal written reports for the external auditor regarding the auditor’s independence, and delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1, discuss such reports with the auditor, and if so determined by the Committee recommend that the Board take appropriate action to insure the independence of the auditor

•	Discuss with the external auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit

•	Approve the fees to be paid to the independent auditor

OTHER RESPONSIBILITIES

•	Meet at least annually with the external auditors and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately

•	Ensure that significant findings and recommendations made by the external auditors are received and discussed on a timely basis

•	Review, with the Company’s counsel, any legal matters that could have a significant impact on the Company’s financial statements

•	If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist

•	Perform other oversight functions as requested by the full Board

•	Maintain minutes or other records of meetings and activities of the Committee

REPORTING RESPONSIBILITIES

•	Regularly update the Board of Directors about Committee activities and make appropriate recommendations

•	Prepare the report required by the rules of the Securities and Exchange Commissions to be included in the Company’s annual proxy statements

KOSS CORPORATION
BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF
STOCKHOLDERS AT 9:00 A.M. (LOCAL TIME), THURSDAY, OCTOBER 28, 2004,
AT MILWAUKEE RIVER HILTON HOTEL
4700 NORTH PORT WASHINGTON AVENUE, MILWAUKEE, WISCONSIN

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEM (1) or (2), THIS PROXY WILL BE VOTED “FOR” SUCH ITEM. THE PROXIES WILL USE THE DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (3). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

     Receipt herewith of the Company’s Annual Report and Notice of Meeting and Proxy Statement, dated October 7, 2004, is hereby acknowledged.

     The undersigned shareholder of Koss Corporation (the “Company”) hereby appoints John Koss, Jr., Lenore E. Lillie, and Sujata Sachdeva as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment(s) thereof.

(Please sign on the other side)

The Board of Directors recommends a vote FOR Items 1 and 2.

Please mark your vote as indicated in this example ☒

1.	Election of Directors

a.	Election of John C. Koss as Director.

	FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

b.	Election of Thomas L. Doerr as Director.

	FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

c.	Election of Michael J. Koss as Director.

	FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

d.	Election of Lawrence S. Mattson as Director.

	FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

e.	Election of Martin F. Stein as Director.

	FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

f.	Election of John J. Stollenwerk as Director.

	FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

2.	Ratification of the selection of Grant Thornton LLP as the Company’s independent accountants for the 2005 fiscal year.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

3.	In their discretion, the proxies are authorized to vote upon such other business or matters as may properly come before the meeting or any adjournment thereof.

Dated: , 2004 Signature(s) Name: Signature(s) Name:

     (Joint owners must EACH sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.)

PLEASE SIGN, DATE, AND MAIL TODAY TO THE CORPORATION AT:
Koss Corporation,
4129 North Port Washington Avenue
Milwaukee, Wisconsin 53212.